Exhibit 10.45.1


March 6, 1998



Mr. Frederick A. Landman
President and Chief Executive Officer
PanAmSat Corporation
One Pickwick Plaza
Greenwich, Connecticut  06820

     Re:  Modification of Employment Agreement

Dear Fred:

Reference is made to that certain Employment Agreement, dated May 15, 1997 (the "Agreement"), between you and PanAmSat Corporation (then known as Magellan
International, Inc.). This letter will confirm our mutual agreement to the following amendment in the third line of paragraph 7(d) on page 8:

          delete the words "during the first year following the Effective Date,"

          substitute in lieu thereof the words "on or before November 15, 1998,"

Except as amended hereby, the Agreement remains in full force and effect.

If the foregoing is acceptable to you, please indicate your agreement to this amendment by signing it and returning the enclosed copy of this letter.

                                                  Sincerely,

                                                  PanAmSat Corporation



                                                  By__________________
                                                  Michael T. Smith
                                                  Chairman of the Board

AGREED TO:



__________________________
Frederick A. Landman